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                                                                   Exhibit 10.10

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

                                 ANSOFT COMPANY
                              AMENDED AND RESTATED
                      NONQUALIFIED STOCK OPTION AGREEMENT

                 Date of Grant of this Option: February 1, 1996

         THIS AMENDED AND RESTATED NONQUALIFIED STOCK OPTION AGREEMENT dated as of September 10, 1996 is made by and between ANSOFT CORPORATION, a corporation organized under the laws of the State of Delaware (the "Company"), and JACOB K. WHITE (the "Optionee") and is intended to be effective as of the above date and is being entered into for the purposes of amending and restating in its entirety the agreement by and between the Optionee and the Company concerning the issuance of a nonqualified stock option grant on the date of grant referenced above.

         WHEREAS, the Company wishes to compensate the Optionee for the time and energy that the Optionee is expected to exert on behalf of the Company as a member on the Board of Directors.

         NOW, THEREFORE, the parties, intending to be legally bound, hereby agree that the Company shall grant the Optionee, and the Optionee shall accept, the Option to purchase 30,000 shares of the Company's Common Stock, par value $0.01 per share (the "Common Shares"), at an exercise price of $6.00 per share, subject to the terms and conditions set forth below (the "Option").

            1. Option Period. The Optionee may not exercise the Option after February 1, 2006 (the "Option Period").

            2. Vesting Rate. The Option vests (become exercisable by the Optionee) at a rate of 6,000 shares of the Company's Common Stock per year beginning on February 1, 1997 and continuing on each anniversary for five (5) years.

            3. Status of the Option. It is the intention of the parties that the Option be classified as Nonqualified Stock Option, as determined by Sections 83 and 421 of the

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                   Internal Revenue Code, which do not have, and are not
                   projected to have, a readily ascertainable value because the Options are not traded, and are not expected to be traded, on an established market.

            4. Non-Transferability of the Option. The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. If the Optionee shall die, the Option may be exercised only within 90 calendar days after the death of the Optionee and within the Option Period and then only to the extent unexercised and exercisable by the Optionee on the date of death, by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

            5. Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of Common Shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of Common Shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities law shall at the time of exercise of the Option be in effect with respect to the Common Shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the Common Shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act of any applicable state and securities law. The Optionee is cautioned that the Option may not be exercisable unless the foregoing conditions are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested. Questions concerning this restriction should be directed to the President of the Company. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

            6. Restriction on the Sale of Shares. The Common Shares of the Company issued upon the exercise of the Option may not sold, transferred, assigned or hypothecated unless the sale is made in accordance with Rule 144 under the Act, or the Company receives an opinion of counsel for the holder of these securities reasonably satisfactory to the Company, stating that such sale, transfer, assignment or hypothecation is exempt from the registration and prospectus delivery requirements of such Act.

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            7.     Effect of Change in Stock Subject to the Option. Appropriate
                   adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company. In the event of a majority of shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become shares of another
                   Company (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

            8. Ownership Change and Transfer of Control. In the event of an Ownership Change, the Option shall (i) become fully vested to the extent it is not otherwise fully vested and (ii) terminate and cease to be outstanding effective as of the date of the Ownership Change to the extent that the Option is neither assumed or substituted for in connection with the Ownership Change nor exercised as of the date of the Ownership Change. An "Ownership Change" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

                   (a) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company where the shareholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange;

                   (b) a merger or consolidation in which the Company is a party;

                   (c) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one or more parent or subsidiary companies of the Company); or

                   (d)      A liquidation or dissolution of the Company.

            9. Legends. The Company may at any time place legends referencing the restriction on the sale of Common Shares referred to in Paragraph 6, and any applicable federal or state securities law restrictions, on all certificates representing Common Shares of the Company subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing Common Shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph 9. Unless otherwise specified by the Company, legends place on such certificates may include, but shall not be limited to, the following:

        "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN

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        ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY
        RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

            10. Binding Effect. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

            11. Integrated Agreement. This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representation, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in force and effect.

            12. Governing Law. This Option Agreement shall be governed by the laws of the Commonwealth of Pennsylvania as such laws are applied to agreements between Pennsylvania residents entered into and to be performed entirely within the Commonwealth of Pennsylvania.

         IN WITNESS WHEREOF, the undersigned have executed this Nonqualified Stock Option Agreement as of the date first above written.

OPTIONEE                                         ANSOFT COMPANY

  /s/ Jacob K. White                                 /s/ Nicholas Csendes
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    Jacob White                                         Nicholas Csendes
                                                           President